LIGHTHOUSE GROWTH FUND

          Supplement to Prospectus dated October 1,1995


Page 2 of the Prospectus is revised as follows:


"The Advisor has voluntarily agreed to reduce its fees or make payments to assure that the Fund's annual ratio of operating expenses to average net assets will not exceed 2.00%."

November 20, 1995